UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2015

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2015, Todd S. Schuster informed Ares Commercial Real Estate Corporation (the “Company”) that he was resigning as Chief Executive Officer, President, and Director of the Company. Mr. Schuster’s resignation from his roles at the Company was effective August 26, 2015. The decision of Mr. Schuster to resign did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 28, 2015, the Board of Directors of the Company (the “Board”) appointed John Jardine, Vice President of the Company and Partner in Ares Management, L.P.’s (“Ares Management”) Real Estate Group, as a Class I Director, Co-Chief Executive Officer and President of the Company. In addition the Board appointed Robert L. Rosen, one of the Company’s Class II directors and Chairman of the Board, as Co-Chief Executive Officer on an interim basis, effective immediately.

Since joining Ares Management in December of 2013, Mr. Jardine, 62, has been responsible for debt originations at the Ares Real Estate Group, including originations by the Company and its mortgage banking subsidiary, ACRE Capital LLC. He is a seasoned real estate investor, having spent more than 20 years at TIAA-CREF, where he negotiated and closed large transactions and oversaw the performance of several multi-billion dollar commercial real estate portfolios.  Mr. Jardine also led the formation of TIAA Realty, Inc., a private real estate investment trust. Prior to joining Ares Management, Mr. Jardine was a Managing Director with C-III Asset Management, a primary and special loan servicer, from 2011 to 2013. Additionally, Mr. Jardine worked as a Managing Director focusing on commercial mortgage-related credit strategies for ZAIS Group, an investment management company focused on specialized credit strategies, from 2008 to 2011. Mr. Jardine graduated from Dartmouth College with a B.A., with honors, in English.

Mr. Rosen, 68, has served on the Board since the Company’s initial public offering in May 2012, and has been Chairman of the Board since October 2014. Mr. Rosen is managing partner of RLR Capital Partners, and CEO of RLR Partners, LLC. He has served as a director of Ares Capital Corporation since 2004 and previously served as director of Sapient Corporation. Mr. Rosen is also an Operating Advisor to the Ares Management Private Equity Group.

The Board continues to be comprised of seven members, including four directors who are independent for purposes of the New York Stock Exchange corporate governance listing requirements as well as the rules and regulations of the Securities and Exchange Commission.

Item 7.01   Regulation FD Disclosure.

On August 31, 2015, the Company issued a press release announcing the executive leadership changes described in this report on Form 8-K, and reaffirming the Company’s full-year earnings per share guidance. The text of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

Exhibit Number	Exhibit Description
99.1	Press release dated August 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 31, 2015

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Secretary